UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	April 19, 2024

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, Tandy Leather Factory, Inc. (the “Company”) announced the appointment of Diana Saadeh-Jajeh to the Company’s Board of Directors.  In connection with Ms. Saadeh-Jajeh’s appointment, the Company’s Board is expanding from seven to eight members.

Ms. Saadeh-Jajeh, 54, has served since October 2023 as EVP- Chief Financial Officer and Chief Operating Officer at Ryvid, Inc., a company dedicated to promoting the accessibility of electric mobile-sport projects.  Prior to Ryvid, she was with GameStop, Inc., a leading specialty retailer in the field of gaming and entertainment, serving as EVP and Chief Financial Officer (July 2022 – August 2023), SVP and Chief Accounting Officer (July 2021 – July 2022 and June 2020 – March 2021) and Interim Chief Financial Officer (March 2021 – July 2021).  Prior to GameStop, she was VP-Global Finance Operations and Business Transformation at JUUL Labs, Inc., between November 2018 and January, 2020.  Ms. Saadeh-Jajeh earned a B.S. in accounting and finance from San Francisco State University and an MBA in electronic business management from Notre Dame de Namur University.  Ms. Saadeh-Jajeh brings to our Board extensive finance and consumer products executive experience, including as a licensed certified public accountant.

There are no arrangements or understandings pursuant to which Ms. Saadeh-Jajeh was appointed.  She will receive the standard compensation for the Company’s outside Directors.

On April 19, 2024, the Company issued a press release (the “Press Release”) announcing Ms. Saadeh-Jajeh’s appointment.  A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

No.	Exhibit
99.1	Press release dated April 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: April 19, 2024	By:	/s/ Janet Carr
Janet Carr, Chief Executive Officer